EXHIBIT 99.5
----------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]    September 22, 1997
ASSET FINANCE GROUP
ABS/MBS CAPITAL MARKETS

-------------------------------------------------------------------------------
                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                  -------------------------------------------


                               PRE-MARKETING TODAY


                       EXPECTED LAUNCH: SEPTEMBER 22, 1997

                     EXPECTED PRICING: SEPTEMBER 23-24, 1997


                  -------------------------------------------


                                 $1,300,000,000

                    THE MONEY STORE HOME EQUITY TRUST 1997-C

                              HOME EQUITY LOAN ABS

                  -------------------------------------------

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

               SEC SHELF ABS -- NO RED HERRINGS WILL BE AVAILABLE

-----------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]        September 22, 1997
                                                            March 24, 1997
ASSET FINANCE GROUP
ABS/MBS CAPITAL MARKETS


----------------------------------------------------------------------------
            $1,300,000,000 THE MONEY STORE HOME EQUITY TRUST, 1997-C
                    THE MONEY STORE, INC. -- MASTER SERVICER

                             TRANSACTION HIGHLIGHTS
-------------------------------------------------------------------------------
                                                                          PAYMENT                 EXPECTED
                               APPROXIMATE      EXPECTED     AVERAGE      WINDOWS      DAY        FINAL            PRICE
                 CLASS         CLASS SIZE       RATINGS      LIFE         TO           COUNT      MATURITY TO      TO
CLASS(1) GROUP   TYPE          ($ THOUSANDS)    (MOODY'S/    TO           10%                     TO 10%          BENCH-
                                                S&P)         MATURITY/    CALL                    CALL(2)          MARK
                                                             CALL(2)     (MONTHS)
===================================================================================================================================
A1F     I       Fixed Sequential   $63,000      Aaa/AAA      0.50/0.50     11           30/360    8/98            TBD
A2F     I       Fixed Sequential    60,400      Aaa/AAA      1.18/1.18      9           30/360    4/99            TBD
A3F     I       Fixed Sequential    80,000      Aaa/AAA      2.04/2.04     14           30/360    5/00            TBD
A4F     I       Fixed Sequential    47,000      Aaa/AAA      3.07.3.07     13           30/360    5/01            TBD
A5F     I       Fixed Sequential    32,900      Aaa/AAA      4.04/4.04     12           30/360    4/02            TBD
A6F     I       Fixed Sequential    39,000      Aaa/AAA      5.40/5.40     25           30/360    4/04            TBD
A7F     I       Fixed Sequential    37,700      Aaa/AAA      9.91/8.25     26           30/360    5/06            TBD
A8F     I            NAS            40,000      Aaa/AAA      6.31/6.25     68           30/360    5/06            TBD
AV     II          Floater         498,000      Aaa/AAA      2.10/2.10     76          Actual/360 1/04            TBD

               --------------------------------------------------------------------------------------------------------------------
M1V    II                                                             NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
M2V    II                                                             NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
BV     II         Floater          27,000       Baa3/BBB     6.13/5.69     68          Actual/360 5/06           TBD
               --------------------------------------------------------------------------------------------------------------------
AH1    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
AH2    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
AH3    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
AH4    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
AH5    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
AH6    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
MH1    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
MH2    III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
BH     III                                                            NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
AMF    IV                                                             NOT OFFERED
               --------------------------------------------------------------------------------------------------------------------
 TOTAL                        $1,300,000          --               --              --               --                      --
-----------------------------------------------------------------------------------------------------------------------------------

     NOTES:  (1)  The Class AF1 through AF8 certificates are backed by the
                  Group I (fixed rate) pool of mortgage loans and the Class
                  AV, MV1, MV2 and BV certificates by the Group II (ARM) pool of mortgage loans.
             (2) Class AF1 through AF8 are priced at a prepayment speed of 24% HEP. Class AV and BV are priced at a constant prepayment speed of 26% CPR.

ORIGINATOR/MASTER SERVICER:   The Money Store, Inc. and affiliates.

TRUSTEE:                      The Bank of New York

UNDERWRITERS:                 Prudential Securities (lead manager), MORGAN
                              STANLEY DEAN WITTER, Lehman Brothers, Merrill
                              Lynch, and Salomon Brothers (co-managers)

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

COLLATERAL:         Group I:  Fixed Rate Home Equity Loans (Classes AF1-AF8)
                    Group II:  Adjustable Rate Home Equity Loans (Classes AV,
                    MV1, MV2, and BV)
                    Group III:  Fixed Rate Home Improvement Loans ( Classes
                    AH1-AH6, MH1, MH2, BH)
                    Group IV:  Fixed Rate Multi-Family Loans  (Class AMF)

                    See "Collateral Description" page 8


GROUP I: CLASS AF1  The prepayment assumption is 24% of the HEP, which
THROUGH AF8         equates to a prepayment speed of 2.4% CPR in the first
PREPAYMENT SPEED:   month, increasing by 2.4% CPR each month to 24.0% CPR in
                    month 10, and remaining at 24.0% CPR thereafter on a seasoning adjusted basis


GROUP II: CLASS AV  26% CPR
AND BV PREPAYMENT
SPEED:


EXPECTED PRICING    September 23-24, 1997
DATE:

EXPECTED SETTLEMENT September 30, 1997, through DTC, Euroclear, and CEDEL.
DATE:

DISTRIBUTION        The 15th of each month, beginning October 15, 1997
DATES:


OPTIONAL            The master servicer may exercise a
CALL                clean-up call when the aggregate collateral
                    balance of all groups is less than 10% of the original collateral balance as of the cut-off date

CLASS AV            The pass-through rate will be equal to the
AND BV              lesser of (A) 1 month LIBOR + [TBA], (B)
PASS-THROUGH        Net Fund Cap  Rate, and (C) 14.00%
RATE:
NET FUNDS           The Class AV and BV Certificates are
CAP RATE:           subject to a Net Funds Cap which will be a
                    percentage equal to  the difference
                    between (A) the weighted average Group II mortgage interest rate and (B) the sum of the servicing fee rate, contingency fee rate and the trustee fee rate

TRUST TAX STATUS    REMIC trust

ERISA               The Class AF1 through AF8, and AV
ELIGIBILITY:        Certificates WILL be ERISA eligible (and
                    there will be no prefunding account).
                    The Class BV Certificates are NOT ERISA eligible

SMMEA               The Certificates are NOT SMMEA eligible
ELIGIBILITY:        (as there are 2nd mortgages in the pool)

CREDIT              Group I: MBIA surety wrap,
ENHANCEMENT:        overcollateralization, subordination of excess spread
                    Group II:Principal subordination, overcollateralization, subordination of excess spread
                    THERE IS NO CROSS-COLLATERALIZATION AMONG THE COLLATERAL
                    GROUPS

LEGAL FINAL         Class AF1: 10/03
MATURITY:           Class AF2:  5/08
                    Class AF3:  8/12
                    Class AF4:  8/17
                    Class AF5:  6/21
                    Class AF6:  2/25
                    Class AF7:  1/39
                    Class AF8:  1/39
                    Class AV:   5/26
                    Class BV:   1/29

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      TMSHEL 1997-C COLLATERAL DESCRIPTION

COLLATERAL: The collateral pool will consist of a combination of first and junior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.


                                      FIXED RATE HOME EQUITY       ARM HOME EQUITY LOANS-
                                      LOANS - GROUP I              GROUP II

AGGREGATE POOL BALANCE ($MM)          $244.1                        $419.8

NUMBER OF LOANS:                       6,293                         5,023

AVERAGE OUTSTANDING BALANCE:         $38,783 ($2,404 - $341,480)   $83,580 ($89 - $499,398)

Interest Rate Index:                 NA                            94.3% 6-mo. LIBOR; 5.0%
                                                                   1-year CMT; 0.7% 1-year LIBOR

PRODUCT TYPE:                        98.3% Fixed Rate Loans;       35.8% 6-mo ARM; 31.3%
                                     1.7% Balloons                 4-yr/6-mo. ARM;  29.9% 2-yr/6-mo
                                                                   ARM; 2.7% 3-yr/6-mo ARM;
                                                                   0.2% other

WEIGHTED AVERAGE GROSS COUPON:       11.61% (5.00% - 16.50%)      10.18% (5.50% - 14.85%)

WEIGHTED AVERAGE GROSS MARGIN:       NA                           6.07%

WEIGHTED AVERAGE GROSS
INTEREST  RATE FLOOR:                NA                           9.91%

WEIGHTED AVERAGE GROSS
INTEREST RATE CAP:                   NA                           16.30%

WEIGHTED AVERAGE GROSS
PERIODIC INTEREST RATE CAP:          NA                            1.13%

WEIGHTED AVERAGE
MONTHS TO INTEREST RATE ROLL:        NA                            24 months (approximately)

WEIGHTED AVERAGE
INTEREST RATE ROLL FREQUENCY:        NA                            6 months (approximately)

ORIGINAL WEIGHTED AVERAGE TERM:      254 months (36 - 480          360 months (180 - 360
AVERAGE TERM:                        months)                       months)

REMAINING C AVERAGE TERM:            254 months                    359 months

WEIGHTED AVERAGE SEASONING:          0 months                      1 months

LIEN POSITION:                       67.7% 1sts/32.3% 2nds         100% 1sts

COMBINED LOAN TO VALUE RATIO:        74.72%                        76.81%

PROPERTY TYPE:                       80.7% single family; 14.1%    86.4% single family; 5.9%
                                     manufactured  housing;        2-4 family; 4.1%
                                     4.1% 2-4 family; 1.1% other   manufactured housing; 1.9%
                                                                   townhouse/condo;  5.8% other

OWNER OCCUPANCY:                     96.9% owner; 3.1% investor    96.5% owner; 3.5% investor
                                     property/second               property/second

GEOGRAPHIC DISTRIBUTION (*=5%):      CA (7.1%), NY (6.5%), PA      IL (7.9%), MI (7.1%), WA
                                    (5.8%), WA  (5.2%)             (6.2%), CA (6.0%),  OH
                                                                   (5.7%)
*=LESS THAN

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES

                           ASSUMES A 10% CLEAN-UP CALL

                           PREPAYMENT ASSUMPTION (HEP)
                  18%             22%              24%(1)            26%              28%            32%
             WAL     Mty.     WAL    Mty.       WAL     Mty.      WAL     Mty.     WAL   Mty.     WAL     Mty.
===========================================================================================================================
Class AF1    0.58    12/98   0.53    8/98     0.50    8/98    0.48    7/98    0.46   7/98    0.43     6/98
Class AF2    1.45    8/99    1.26    5/99     1.18    4/99    1.11    3/99    1.06   2/99    0.97    12/98
Class AF3    2.60    2/01    2.19    7/00     2.04    5/00    1.90    3/00    1.79   1/00    1.59    10/99
Class AF4    4.04    6/02    3.34    8/01     3.07    5/01    2.84    1/01    2.64   10/00   2.33     6/00
Class AF5    5.37    11/03   4.41    9/02     4.04    4/02    3.72    12/01   3.44   8/01    2.98     1/01
Class AF6    7.68    1/07    5.99    7/05     5.40    4/04    4.94    9/03    4.54   2/03    3.90     5/02
Class AF7    9.29    1/07    8.69    7/06     8.25    5/06    7.75    3/06    7.22   1/06    6.21    10/05
Class AF8    6.68    1/07    6.38    7/06     6.25    5/06    6.13    3/06    6.02   1/06    5.82    10/05
---------------------------------------------------------------------------------------------------------------------------

   NOTE:
        (1) "HEP" column notes prepayment speed ramp of The Money
            Store 1997-C. The prepayment pricing speed on Class AF1 through AF8 is 24% (or 2.4 times) the HEP, which equates to a prepayment speed of 2.4% CPR in the first month, increasing by 2.4% CPR each month to 24.0% CPR in month 10, and remaining at 24.0% CPR thereafter on a seasoning adjusted basis.

                                      CPR %
                        ---------------------------------
                 13%             20%             26%(1)          33%            45%            50%
             WAL     Mty.   WAL    Mty.      WAL    Mty.    WAL     Mty.     WAL   Mty.     WAL     Mty.
===========================================================================================================================
Class AV    4.39    2/10    2.83    4/06     2.97    1/04    1.58    6/02    1.07   7/00    0.93     3/00
Class BV    9.26    2/10    6.41    6/07     5.69    5/06    5.16    8/05    4.58   1/05    4.40    11/04

---------------------------------------------------------------------------------------------------------------------------


       NOTE:
           (1) "26%" column denotes pricing prepayment speed of TMSHE
               1997-C Classes AV, M1V, M2V and BV.

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

        AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES (CONT'D)
                          ASSUMES NO 10% CLEAN-UP CALL
                           PREPAYMENT ASSUMPTION (HEP)

                       18%                  22%             24%(1)               26%            28%            32%
                   WAL     Mty.     WAL    Mty.     WAL     Mty.    WAL     Mty.     WAL   Mty.     WAL     Mty.
===========================================================================================================================

Class AF1          0.58    12/98   0.53    8/98     0.50    8/98    0.48    7/98    0.46   7/98    0.43     6/98
Class AF2          1.45    8/99    1.26    5/99     1.18    4/99    1.11    3/99    1.06   2/99    0.97    12/98
Class AF3          2.60    2/01    2.19    7/00     2.04    5/00    1.90    3/00    1.79   1/00    1.59    10/99
Class AF4          4.04    6/02    3.34    8/01     3.07    5/01    2.84    1/01    2.64   10/00   2.33     6/00
Class AF5          5.37    11/03   4.41    9/02     4.04    4/02    3.72    12/01   3.44   8/01    2.98     1/01
Class AF6          7.70    6/07    5.99    7/05     5.40    4/04    4.94    9/03    4.54   2/03    3.90     5/02
Class AF7         12.86    3/18    10.86   2/15     9.91   10/13    9.01    9/12    8.18   11/11   6.71     4/10
Class AF8          6.78    12/17   6.45    12/14    6.31    8/13    6.19    5/12    6.07   9/11    5.87     2/10
---------------------------------------------------------------------------------------------------------------------------


             NOTE:
                  (1) "HEP" column notes prepayment speed ramp of The Money
                  Store 1997-C. The prepayment pricing speed on Class AF1 through AF8 is 24% (or 2.4 times) the HEP, which equates to a prepayment speed of 2.4% CPR in the first month, increasing by 2.4% CPR each month to 24.0% CPR in month 10, and remaining at 24.0% CPR thereafter on a seasoning adjusted basis.


                                      CPR %
                        13%              20%             26%(1)          33%            45%             50%

                    WAL     Mty.     WAL     Mty.     WAL     Mty.    WAL     Mty.     WAL   Mty.     WAL     Mty.
===========================================================================================================================
Class AV           4.40    11/10     2.83    4/06     2.10    1/04    1.58    6/02    1.07   7/00    0.93     3/00
---------------------------------------------------------------------------------------------------------------------------
Class BV          10.85    6/25      7.15    7/19     6.13    9/14    5.38    10/10   4.62   8/06    4.40     5/05
---------------------------------------------------------------------------------------------------------------------------

                  NOTE:
                  "26%" column denotes pricing prepayment speed of TMSHE 1997-C
                  Classes AV, M1V, M2V and BV.

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   GROUP I (FIXED RATE) COLLATERAL DESCRIPTION

                         Number of          Current                  Current
                         Mortgage           Principal                Principal
Pool                     Loans              Balance                  Balance
-------------        ---------------    ------------------   -----------------
Fixed                   6,293              244,061,976.40            100.00
-------------        ---------------    ------------------   -----------------
Total:                  6,293              244,061,976.40            100.00
-------------        ---------------    ------------------   -----------------

-------------        ---------------    ------------------   -----------------
                        Number of           Current                  Current
                        Mortgage            Principal                Principal
Program                 Loans               Balance                  Balance
--------------       ---------------   ------------------    -----------------
90-day Deferred          4,204            163,316,837.19             66.92
Regular Fixed Loans      2,071             80,288,399.02             32.90
Back on Track               18                456,740.19              0.19
------------------   ---------------   ------------------    -----------------
Total:                   6,293            244,061,976.40            100.00
------------------   ---------------   ------------------     -----------------


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                   GROUP I (FIXED RATE) COLLATERAL DESCRIPTION
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Current Balance                                                 Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1 -       10,000                                                  295                 2,392,938.33                         0.98
10,001 -       20,000                                           1,454                22,349,269.07                         9.16
20,001 -       30,000                                           1,479                37,085,623.56                        15.20
30,001 -       40,000                                             911                31,824,395.41                        13.04
40,001 -       50,000                                             656                29,536,107.72                        12.10
50,001 -       60,000                                             491                27,100,081.35                        11.10
60,001 -       70,000                                             333                21,655,884.25                         8.87
70,001 -       80,000                                             186                13,941,831.13                         5.71
80,001 -       90,000                                             115                 9,812,963.35                         4.02
90,001 -      100,000                                              88                 8,415,056.02                         3.45
100,001 -      110,000                                             68                 7,147,666.37                         2.93
110,001 -      120,000                                             53                 6,117,692.28                         2.51
120,001 -      130,000                                             46                 5,733,849.89                         2.35
130,001 -      140,000                                             20                 2,696,953.34                         1.11
140,001 -      150,000                                             27                 3,909,853.81                         1.60
150,001 -      175,000                                             31                 5,011,308.66                         2.05
175,001 -      200,000                                             10                 1,887,200.00                         0.77
200,001 -      225,000                                             14                 2,983,800.00                         1.22
225,001 -      250,000                                              4                   916,078.86                         0.38
250,001 -      275,000                                              2                   532,000.00                         0.22
275,001 -      300,000                                              6                 1,711,200.00                         0.70
300,001 -      325,000                                              2                   620,743.00                         0.25
325,001 -      350,000                                              2                   679,480.00                         0.28
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:        2,404.08
Max:      341,480.00
Average:   38,783.09
---------------------------                           ---------------           ------------------            -----------------


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       GROUP I (FIXED RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Current Coupon                                                  Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
4.501 -   5.000                                                     1                    10,593.01                         0.00
5.501 -   6.000                                                     1                    23,414.08                         0.01
6.501 -   7.000                                                     2                    95,608.88                         0.04
7.501 -   8.000                                                     2                   182,420.18                         0.07
8.001 -   8.500                                                     1                    50,000.00                         0.02
8.501 -   9.000                                                    21                 1,754,238.51                         0.72
9.001 -   9.500                                                    66                 5,868,493.19                         2.40
9.501 -  10.000                                                   257                22,162,811.70                         9.08
10.001 -  10.500                                                  443                29,139,951.12                        11.94
10.501 -  11.000                                                  655                34,659,109.04                        14.20
11.001 -  11.500                                                  791                30,843,523.27                        12.64
11.501 -  12.000                                                1,079                36,445,544.14                        14.93
12.001 -  12.500                                                1,017                30,391,713.72                        12.45
12.501 -  13.000                                                  851                23,040,483.97                         9.44
13.001 -  13.500                                                  468                12,723,254.16                         5.21
13.501 -  14.000                                                  381                 9,985,803.92                         4.09
14.001 -  14.500                                                  117                 3,075,252.18                         1.26
14.501 -  15.000                                                   96                 2,586,530.37                         1.06
15.001 -  15.500                                                   16                   399,161.50                         0.16
15.501 -  16.000                                                   27                   598,029.46                         0.25
16.001 -  16.500                                                    1                    26,040.00                         0.01
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:    5.00
Max:   16.50
WAC:   11.61
---------------------------                           ---------------           ------------------            -----------------

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                       GROUP I (FIXED RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Original Term                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1 -  60                                                           257                 3,437,602.56                         1.41
61 - 120                                                        1,161                23,403,019.19                         9.59
121 - 180                                                       2,619                85,127,640.54                        34.88
181 - 240                                                         595                25,605,923.28                        10.49
241 - 300                                                         373                16,478,018.71                         6.75
301 - 360                                                       1,255                86,786,885.32                        35.56
421 - 480                                                          33                 3,222,886.80                         1.32
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   36
Max:   480
Weighted Average:   254
---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Stated Remaining Term                                           Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
25 -  36                                                            2                    35,000.00                         0.01
37 -  48                                                            5                    59,627.39                         0.02
49 -  60                                                          250                 3,342,975.17                         1.37
61 -  72                                                           23                   350,136.35                         0.14
73 -  84                                                           90                 1,441,371.24                         0.59
85 -  96                                                           19                   371,343.47                         0.15
97 - 108                                                            5                    79,155.93                         0.03
109 - 120                                                       1,025                21,174,470.78                         8.68
121 - 132                                                           4                    63,750.50                         0.03
133 - 144                                                          19                   722,876.03                         0.30
145 - 156                                                           1                    29,200.00                         0.01
169 - 180                                                       2,594                84,298,355.43                        34.54
205 - 216                                                           2                   142,241.03                         0.06
229 - 240                                                         593                25,463,682.25                        10.43
241 - 252                                                           1                    39,600.00                         0.02
289 - 300                                                         372                16,438,418.71                         6.74
337 - 348                                                           1                    46,343.61                         0.02
349 - 360                                                       1,254                86,740,541.71                        35.54
469 - 480                                                          33                 3,222,886.80                         1.32
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   35
Max:   480
Weighted Average:   254

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       GROUP I (FIXED RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Combined Original LTV                                           Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
0.01 -    5.00                                                      2                    22,250.50                         0.01
5.01 -   10.00                                                     10                   137,315.98                         0.06
10.01 -   15.00                                                    42                   638,200.23                         0.26
15.01 -   20.00                                                    47                   956,289.68                         0.39
20.01 -   25.00                                                    65                 1,518,286.23                         0.62
25.01 -   30.00                                                   104                 2,390,244.19                         0.98
30.01 -   35.00                                                    97                 2,316,269.26                         0.95
35.01 -   40.00                                                   108                 3,369,411.59                         1.38
40.01 -   45.00                                                   145                 4,288,590.43                         1.76
45.01 -   50.00                                                   158                 5,353,080.04                         2.19
50.01 -   55.00                                                   170                 6,288,377.26                         2.58
55.01 -   60.00                                                   238                 8,570,106.85                         3.51
60.01 -   65.00                                                   332                12,482,027.54                         5.11
65.01 -   70.00                                                   513                19,601,955.95                         8.03
70.01 -   75.00                                                   557                22,650,977.82                         9.28
75.01 -   80.00                                                 1,351                55,263,022.31                        22.64
80.01 -   85.00                                                 1,060                44,996,920.06                        18.44
85.01 -   90.00                                                 1,034                45,183,212.60                        18.51
90.01 -   95.00                                                   165                 5,447,474.49                         2.23
95.01 -  100.00                                                    95                 2,587,963.39                         1.06
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   3.94
Max:   100.00
Weighted Average:
74.72
---------------------------                           ---------------           ------------------            -----------------


---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Paid Thru Date                                                  Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1997-06                                                             4                   154,077.61                         0.06
1997-07                                                            58                 2,164,390.02                         0.89
1997-08                                                           632                22,892,240.95                         9.38
1997-09                                                         2,815               107,813,363.20                        44.17
1997-10                                                         1,859                71,229,750.21                        29.19
1997-11                                                           903                38,951,109.00                        15.96
1997-12                                                            22                   857,045.41                         0.35
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             Group I (Fixed Rate) Collateral Description(continued)

                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Adjustment Type                                                 Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Fixed Rate                                                      6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Index Type                                                      Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Fixed Rate                                                      6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Lien Position                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1st Lien                                                        3,310               165,312,019.76                        67.73
2nd Lien                                                        2,983                78,749,956.64                        32.27
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Property Type                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Single Family Detached                                          5,127               196,840,560.61                        80.65
Manufactured Housing                                              849                33,860,422.30                        13.87
2-4 Family                                                        211                 9,935,464.31                         4.07
Townhouse                                                          48                 1,720,958.69                         0.71
Condo                                                              46                 1,127,736.50                         0.46
PUD                                                                12                   576,833.99                         0.24
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                       GROUP I (FIXED RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Loan Purpose                                                    Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Refinance - Rate Term                                           2,617               144,490,220.62                        59.20
Debt Consolidation                                              2,301                65,029,982.35                        26.64
Refinance - Cashout                                             1,299                29,932,196.00                        12.26
Purchase                                                           75                 4,549,618.58                         1.86
Real Estate Owned                                                   1                    59,958.85                         0.02
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Occupancy                                                       Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Primary                                                         6,074               236,400,953.42                        96.86
Investment                                                        181                 6,353,570.42                         2.60
Second Home                                                        38                 1,307,452.56                         0.54
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Documentation Level                                             Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Full Doc -Asset and                                             6,293               244,061,976.40                       100.00
Income
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       GROUP I (FIXED RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Geographical                                                    Loans                      Balance                      Balance
Distribution
---------------------------                           ---------------           ------------------            -----------------
Alaska                                                              4                   145,100.00                         0.06
Arizona                                                           158                 6,991,767.29                         2.86
Arkansas                                                           24                   743,814.75                         0.30
California                                                        290                17,286,073.57                         7.08
Colorado                                                          177                 7,454,819.39                         3.05
Connecticut                                                        46                 2,299,494.40                         0.94
Delaware                                                           27                 1,651,021.31                         0.68
District of Columbia                                                7                   218,700.00                         0.09
Florida                                                           233                 8,636,333.42                         3.54
Georgia                                                           203                 7,415,435.35                         3.04
Idaho                                                              73                 2,232,236.78                         0.91
Illinois                                                          303                11,881,631.27                         4.87
Indiana                                                           245                 8,346,287.51                         3.42
Iowa                                                               44                 1,433,692.51                         0.59
Kansas                                                            143                 4,049,201.68                         1.66
Kentucky                                                           66                 2,530,407.01                         1.04
Louisiana                                                          68                 2,271,499.57                         0.93
Maine                                                              74                 2,412,435.48                         0.99
Maryland                                                          103                 3,887,952.56                         1.59
Massachusetts                                                      92                 4,024,418.45                         1.65
Michigan                                                          334                11,649,448.04                         4.77
Minnesota                                                          87                 2,560,960.94                         1.05
Mississippi                                                        89                 3,058,421.13                         1.25
Missouri                                                          244                 8,714,425.95                         3.57
Montana                                                            13                   504,729.87                         0.21
Nebraska                                                           65                 2,315,003.73                         0.95
Nevada                                                             84                 3,305,298.98                         1.35
New Hampshire                                                      33                 1,097,902.25                         0.45
New Jersey                                                        252                11,219,530.98                         4.60
New Mexico                                                        115                 4,662,933.20                         1.91
New York                                                          358                15,881,801.17                         6.51
North Carolina                                                    210                 9,747,567.44                         3.99
North Dakota                                                        6                   196,947.87                         0.08
Ohio                                                              308                11,608,021.87                         4.76
Oklahoma                                                          103                 2,772,182.51                         1.14
Oregon                                                            104                 3,655,853.88                         1.50
Pennsylvania                                                      381                13,545,574.43                         5.55
Rhode Island                                                       16                   569,110.67                         0.23
South Carolina                                                    244                 9,688,288.83                         3.97
South Dakota                                                        8                   261,141.51                         0.11
Tennessee                                                         137                 4,379,506.22                         1.79
Texas                                                              52                 2,096,900.28                         0.86
Utah                                                               73                 2,505,631.77                         1.03
Vermont                                                            16                   510,732.44                         0.21

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       GROUP I (FIXED RATE) COLLATERAL DESCRIPTION(CONTINUED)
Virginia                                                           84                 3,489,312.03                         1.43
Washington                                                        330                12,659,822.92                         5.19
West Virginia                                                      32                 1,165,569.09                         0.48
Wisconsin                                                         118                 3,703,831.72                         1.52
Wyoming                                                            17                   623,202.38                         0.26
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Credit Rating                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
A                                                               1,476                64,659,038.27                        26.49
A-                                                              1,970                80,151,848.56                        32.84
B                                                               1,265                43,321,807.22                        17.75
B-                                                                515                17,250,643.88                         7.07
B+                                                                840                31,198,277.06                        12.78
C                                                                 190                 6,248,364.71                         2.56
C-                                                                  8                   192,175.00                         0.08
C+                                                                 29                 1,039,821.70                         0.43
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          6,293               244,061,976.40                       100.00
---------------------------                           ---------------           ------------------            -----------------


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                          GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Pool                                                            Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
ARM                                                             5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Program                                                         Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Regular ARM Loans                                               3,046               274,217,201.38                        65.32
90-day Deferred                                                 1,977               145,602,742.39                        34.68
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Current Balance                                                 Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1 -       10,000                                                    3                     9,945.51                         0.00
10,001 -       20,000                                              27                   467,464.06                         0.11
20,001 -       30,000                                             223                 5,893,953.54                         1.40
30,001 -       40,000                                             468                16,710,277.18                         3.98
40,001 -       50,000                                             544                24,631,345.75                         5.87
50,001 -       60,000                                             663                36,664,530.80                         8.73
60,001 -       70,000                                             588                38,274,899.98                         9.12
70,001 -       80,000                                             508                38,163,832.69                         9.09
80,001 -       90,000                                             367                31,238,155.90                         7.44
90,001 -      100,000                                             352                33,560,811.01                         7.99
100,001 -      110,000                                            256                26,926,821.04                         6.41
110,001 -      120,000                                            201                23,166,628.96                         5.52
120,001 -      130,000                                            145                18,148,790.95                         4.32
130,001 -      140,000                                            108                14,613,796.22                         3.48
140,001 -      150,000                                            115                16,723,171.27                         3.98
150,001 -      175,000                                            164                26,410,900.36                         6.29
175,001 -      200,000                                            102                19,016,881.54                         4.53
200,001 -      225,000                                             64                13,572,197.26                         3.23
225,001 -      250,000                                             46                11,006,146.44                         2.62
250,001 -      275,000                                             26                 6,802,360.48                         1.62
275,001 -      300,000                                             13                 3,797,069.26                         0.90
300,001 -      325,000                                             15                 4,673,396.53                         1.11
325,001 -      350,000                                             12                 4,095,178.61                         0.98
350,001 -      400,000                                              6                 2,212,053.27                         0.53
400,001 -      450,000                                              5                 2,083,936.49                         0.50
450,001 -      500,000                                              2                   955,398.67                         0.23
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   89.14
Max:   499,398.67
Average:   83,579.52
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Current Coupon                                                  Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
5.001 -   5.500                                                     1                   262,644.77                         0.06
6.001 -   6.500                                                     1                   112,400.00                         0.03
6.501 -   7.000                                                     2                   214,216.60                         0.05
7.001 -   7.500                                                    69                 9,205,251.26                         2.19
7.501 -   8.000                                                    88                10,076,831.92                         2.40
8.001 -   8.500                                                   212                19,506,232.85                         4.65
8.501 -   9.000                                                   325                31,032,594.16                         7.39
9.001 -   9.500                                                   470                41,772,651.25                         9.95
9.501 -  10.000                                                   808                75,230,255.22                        17.92
10.001 -  10.500                                                1,079                87,254,867.09                        20.78
10.501 -  11.000                                                  779                62,482,440.63                        14.88
11.001 -  11.500                                                  644                44,751,489.83                        10.66
11.501 -  12.000                                                  293                21,308,147.06                         5.08
12.001 -  12.500                                                  144                 9,497,646.89                         2.26
12.501 -  13.000                                                   67                 4,690,591.60                         1.12
13.001 -  13.500                                                   19                 1,237,314.51                         0.29
13.501 -  14.000                                                   16                   713,386.41                         0.17
14.001 -  14.500                                                    3                   120,173.46                         0.03
14.501 -  15.000                                                    3                   350,808.26                         0.08
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   5.50
Max:   14.85
WAC:   10.18
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Original Term                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
121 - 180                                                          13                   721,267.22                         0.17
241 - 300                                                           1                   194,564.61                         0.05
301 - 360                                                       5,009               418,904,111.94                        99.78
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   180
Max:   360
Weighted Average:   360


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Stated Remaining Term                                           Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
169 - 180                                                          13                   721,267.22                         0.17
289 - 300                                                           1                   194,564.61                         0.05
313 - 324                                                           1                    42,331.19                         0.01
337 - 348                                                           5                   347,461.50                         0.08
349 - 360                                                       5,003               418,514,319.25                        99.69
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   170
Max:   360
Weighted Average:   359
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Combined Original LTV                                           Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
5.01 -   10.00                                                      1                    27,976.42                         0.01
10.01 -   15.00                                                     6                   246,177.39                         0.06
15.01 -   20.00                                                    15                   551,986.68                         0.13
20.01 -   25.00                                                    13                   478,320.04                         0.11
25.01 -   30.00                                                    30                 1,213,346.47                         0.29
30.01 -   35.00                                                    36                 1,929,768.30                         0.46
35.01 -   40.00                                                    52                 2,345,713.92                         0.56
40.01 -   45.00                                                    67                 3,489,576.45                         0.83
45.01 -   50.00                                                    95                 5,382,811.98                         1.28
50.01 -   55.00                                                   118                 7,536,337.86                         1.80
55.01 -   60.00                                                   183                12,187,379.13                         2.90
60.01 -   65.00                                                   296                21,008,097.64                         5.00
65.01 -   70.00                                                   463                35,483,472.17                         8.45
70.01 -   75.00                                                   606                49,983,422.94                        11.91
75.01 -   80.00                                                 1,462               129,082,936.33                        30.75
80.01 -   85.00                                                   952                81,232,218.90                        19.35
85.01 -   90.00                                                   591                64,274,407.48                        15.31
90.01 -   95.00                                                    35                 3,229,283.20                         0.77
95.01 -  100.00                                                     2                   136,710.47                         0.03
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   7.00
Max:   99.24
Weighted Average: 76.81

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Paid Thru Date                                                  Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------

1997-06                                                             5                   521,703.40                         0.12
1997-07                                                           106                10,313,149.94                         2.46
1997-08                                                           625                58,536,998.71                        13.94
1997-09                                                         2,671               230,730,953.58                        54.96
1997-10                                                         1,029                76,470,741.05                        18.22
1997-11                                                           526                38,601,087.09                         9.19
1997-12                                                            61                 4,645,310.00                         1.11
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Adjustment Type                                                 Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
ARM                                                             5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Index Type                                                      Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Libor - 6 Month                                                 4,828               396,042,345.21                        94.34
Treasury - 1 Year                                                 166                20,973,621.50                         5.00
Libor - 1 Year                                                     29                 2,803,977.06                         0.67
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Lien Position                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1st Lien                                                        5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Property Type                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Single Family Detached                                          4,335               362,601,515.56                        86.37
2-4 Family                                                        259                24,646,227.95                         5.87
Manufactured Housing                                              270                17,040,371.73                         4.06
PUD                                                                55                 7,647,927.71                         1.82
Condo                                                              64                 4,568,708.34                         1.09
Townhouse                                                          40                 3,315,192.48                         0.79
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Loan Purpose                                                    Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Refinance - Rate Term                                           3,741               316,637,278.42                        75.42
Purchase                                                          607                66,934,882.89                        15.94
Debt Consolidation                                                351                19,179,361.38                         4.57
Refinance - Cashout                                               324                17,068,421.08                         4.07
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Occupancy                                                       Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Primary                                                         4,804               405,233,398.47                        96.53
Investment                                                        196                12,914,319.88                         3.08
Second Home                                                        23                 1,672,225.42                         0.40
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Documentation Level                                             Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
Full Doc -Asset and                                             5,023               419,819,943.77                       100.00
Income
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Geographical                                                    Loans                      Balance                      Balance
Distribution
---------------------------                           ---------------           ------------------            -----------------
Alaska                                                              6                   471,621.35                         0.11
Arizona                                                            81                 6,541,305.86                         1.56
Arkansas                                                            5                   281,453.82                         0.07
California                                                        199                25,128,962.24                         5.99
Colorado                                                          144                15,194,715.64                         3.62
Connecticut                                                        65                 7,583,486.99                         1.81
Delaware                                                           12                 1,115,698.03                         0.27
District of Columbia                                               31                 3,128,007.31                         0.75
Florida                                                           192                15,375,128.15                         3.66
Georgia                                                           162                14,074,072.29                         3.35
Idaho                                                             116                 8,269,207.13                         1.97
Illinois                                                          346                33,118,432.79                         7.89
Indiana                                                           213                13,159,711.60                         3.13
Iowa                                                               26                 1,401,290.28                         0.33
Kansas                                                             58                 3,338,182.50                         0.80
Kentucky                                                          100                 5,791,416.38                         1.38
Louisiana                                                          57                 3,773,345.32                         0.90
Maine                                                              57                 3,891,560.71                         0.93
Maryland                                                          124                13,883,937.27                         3.31
Massachusetts                                                     171                18,374,158.23                         4.38
Michigan                                                          416                29,811,541.98                         7.10
Minnesota                                                         110                 8,720,793.23                         2.08
Mississippi                                                        17                   937,955.95                         0.22
Missouri                                                          166                10,408,475.28                         2.48
Montana                                                            13                   804,942.11                         0.19
Nebraska                                                           17                   828,678.02                         0.20
Nevada                                                             27                 3,105,159.40                         0.74
New Hampshire                                                      46                 3,386,928.23                         0.81
New Jersey                                                        104                10,345,863.20                         2.46
New Mexico                                                         61                 4,608,244.88                         1.10
New York                                                          165                14,487,969.05                         3.45
North Carolina                                                    116                 8,799,995.17                         2.10
North Dakota                                                        2                    64,800.00                         0.02

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)

Ohio                                                              333                23,988,792.30                         5.71
Oklahoma                                                           33                 2,275,515.74                         0.54
Oregon                                                             74                 6,622,704.60                         1.58
Pennsylvania                                                      265                18,693,831.96                         4.45
Rhode Island                                                       25                 2,191,330.22                         0.52
South Carolina                                                     41                 2,917,390.59                         0.69
South Dakota                                                        3                   247,514.20                         0.06
Tennessee                                                          95                 7,338,766.91                         1.75
Texas                                                             100                 9,418,817.70                         2.24
Utah                                                              100                 9,627,528.55                         2.29
Vermont                                                            19                 1,515,074.57                         0.36
Virginia                                                           73                 7,572,088.68                         1.80
Washington                                                        279                26,053,017.63                         6.21
West Virginia                                                      14                   854,142.23                         0.20
Wisconsin                                                         135                 9,471,067.90                         2.26
Wyoming                                                             9                   825,319.60                         0.20
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Credit Rating                                                   Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
A                                                                 699                65,337,574.14                        15.56
A-                                                              1,472               139,752,848.28                        33.29
B                                                               1,222                91,193,786.79                        21.72
B-                                                                531                36,954,479.02                         8.80
B+                                                                831                69,840,461.35                        16.64
C                                                                 207                12,493,811.83                         2.98
C-                                                                 12                   663,774.07                         0.16
C+                                                                 49                 3,583,208.29                         0.85
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Margin                                                          Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
2.501 -   3.000                                                     1                   262,644.77                         0.06
3.001 -   3.500                                                     1                   186,965.48                         0.04
3.501 -   4.000                                                    10                 1,159,460.75                         0.28
4.001 -   4.500                                                    17                 1,523,426.83                         0.36
4.501 -   5.000                                                   416                38,718,720.59                         9.22
5.001 -   5.500                                                   989                81,691,013.22                        19.46
5.501 -   6.000                                                   826                73,378,699.96                        17.48
6.001 -   6.500                                                 1,616               126,568,855.53                        30.15
6.501 -   7.000                                                   730                59,846,566.12                        14.26
7.001 -   7.500                                                   198                18,138,487.31                         4.32
7.501 -   8.000                                                   135                11,773,943.53                         2.80
8.001 -   8.500                                                    37                 3,281,332.76                         0.78
8.501 -   9.000                                                    28                 1,969,512.24                         0.47
9.001 -   9.500                                                    10                   728,581.10                         0.17
9.501 -  10.000                                                     5                   268,571.48                         0.06
10.001 -  10.500                                                    3                   258,377.81                         0.06
10.501 -  11.000                                                    1                    64,784.29                         0.02
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   2.750
Max:   10.725
Weighted Average: 6.071


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Maximum Rate                                                    Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
10.001 -  10.500                                                    1                    99,920.44                         0.02
11.001 -  11.500                                                    1                   262,644.77                         0.06
12.001 -  12.500                                                    1                   112,400.00                         0.03
12.501 -  13.000                                                    2                   214,216.60                         0.05
13.001 -  13.500                                                   70                 9,258,198.45                         2.21
13.501 -  14.000                                                   86                10,097,867.98                         2.41
14.001 -  14.500                                                  198                18,028,019.90                         4.29
14.501 -  15.000                                                  301                27,587,303.96                         6.57
15.001 -  15.500                                                  428                36,852,334.45                         8.78
15.501 -  16.000                                                  724                66,988,270.39                        15.96
16.001 -  16.500                                                1,015                80,867,358.93                        19.26
16.501 -  17.000                                                  802                64,683,971.08                        15.41
17.001 -  17.500                                                  705                52,729,993.82                        12.56
17.501 -  18.000                                                  376                29,991,527.09                         7.14
18.001 -  18.500                                                  163                11,215,614.38                         2.67
18.501 -  19.000                                                   81                 5,897,739.49                         1.40
19.001 -  19.500                                                   35                 2,712,840.16                         0.65
19.501 -  20.000                                                   22                 1,383,650.05                         0.33
20.001 *=                                                          12                   836,071.83                         0.20
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   10.400
Max:   20.875
Weighted Average: 16.303
*=GREATER THAN

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Minimum Rate                                                    Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
2.501 -   3.000                                                     1                    80,662.64                         0.02
5.001 -   5.500                                                     1                   262,644.77                         0.06
5.501 -   6.000                                                     2                   243,922.11                         0.06
6.001 -   6.500                                                     2                   211,340.03                         0.05
6.501 -   7.000                                                     2                   214,216.60                         0.05
7.001 -   7.500                                                    71                 9,325,122.53                         2.22
7.501 -   8.000                                                    95                10,920,353.58                         2.60
8.001 -   8.500                                                   213                19,567,736.71                         4.66
8.501 -   9.000                                                   326                31,105,691.07                         7.41
9.001 -   9.500                                                   470                41,745,579.61                         9.94
9.501 -  10.000                                                   811                75,294,683.37                        17.93
10.001 -  10.500                                                1,077                87,462,375.96                        20.83
10.501 -  11.000                                                  774                61,572,370.65                        14.67
11.001 -  11.500                                                  641                44,200,203.09                        10.53
11.501 -  12.000                                                  289                21,231,719.08                         5.06
12.001 -  12.500                                                  143                 9,443,779.23                         2.25
12.501 -  13.000                                                   64                 4,515,860.10                         1.08
13.001 -  13.500                                                   19                 1,237,314.51                         0.29
13.501 -  14.000                                                   16                   713,386.41                         0.17
14.001 -  14.500                                                    3                   120,173.46                         0.03
14.501 -  15.000                                                    3                   350,808.26                         0.08
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   2.875
Max:   14.850
Weighted Average: 10.160
---------------------------                           ---------------           ------------------            -----------------

---------------------------                           ---------------           ------------------            -----------------
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Periodic Rate Cap                                               Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
0.501 -   1.000                                                 4,404               352,903,027.64                        84.06
1.001 -   1.500                                                   257                26,599,342.77                         6.34
1.501 -   2.000                                                   362                40,317,573.36                         9.60
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   1.000
Max:   2.000
Weighted Average: 1.128


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Next Rate Adjustment                                            Loans                      Balance                      Balance
Date
---------------------------                           ---------------           ------------------            -----------------
1997-10                                                            36                 3,246,671.96                         0.77
1997-11                                                            91                 8,832,225.79                         2.10
1997-12                                                           153                13,537,679.19                         3.22
1998-01                                                           319                28,483,246.73                         6.78
1998-02                                                           486                39,795,549.38                         9.48
1998-03                                                           418                35,527,519.71                         8.46
1998-04                                                            83                 9,097,683.47                         2.17
1998-05                                                            55                 7,113,622.64                         1.69
1998-06                                                            14                 1,638,874.42                         0.39
1998-07                                                            13                 1,269,406.43                         0.30
1998-08                                                            13                 1,287,547.90                         0.31
1998-09                                                             7                   556,650.13                         0.13
1998-11                                                             1                    82,817.07                         0.02
1999-01                                                             1                    52,754.82                         0.01
1999-02                                                             8                   678,400.06                         0.16
1999-03                                                            10                   840,025.03                         0.20
1999-04                                                            28                 2,770,888.60                         0.66
1999-05                                                            99                 9,685,230.52                         2.31
1999-06                                                           226                22,490,434.24                         5.36
1999-07                                                           407                38,154,454.60                         9.09
1999-08                                                           391                37,010,797.06                         8.82
1999-09                                                           164                13,757,444.09                         3.28
1999-10                                                             7                   390,640.00                         0.09
2000-01                                                             1                   303,045.31                         0.07
2000-02                                                             3                   366,555.93                         0.09
2000-03                                                             8                 1,034,842.62                         0.25
2000-04                                                             5                   402,106.88                         0.10
2000-05                                                             7                   474,630.13                         0.11
2000-06                                                            26                 2,150,341.62                         0.51
2000-07                                                            42                 4,297,256.62                         1.02
2000-08                                                            25                 2,535,592.25                         0.60
2000-09                                                             6                   523,965.00                         0.12
2001-04                                                            15                   928,339.39                         0.22
2001-05                                                            15                   945,253.99                         0.23
2001-06                                                            27                 1,894,704.73                         0.45
2001-07                                                           309                21,455,612.51                         5.11
2001-08                                                           713                50,772,950.08                        12.09
2001-09                                                           703                49,374,422.87                        11.76
2001-10                                                            88                 6,059,760.00                         1.44
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
Min:   1997-10-01
Max:   2001-10-01
Weighted Average: 1999-09

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    GROUP II (ADJUSTABLE RATE) COLLATERAL DESCRIPTION(CONTINUED)
                                                            Number of                      Current                      Current
                                                             Mortgage                    Principal                    Principal
Months to Roll                                                  Loans                      Balance                      Balance
---------------------------                           ---------------           ------------------            -----------------
1 -   6                                                         1,503               129,422,892.76                        30.83
7 -  12                                                           185                20,963,784.99                         4.99
13 -  24                                                        1,335               125,523,246.09                        29.90
25 -  36                                                          130                12,478,976.36                         2.97
37 -  48                                                        1,782               125,371,283.57                        29.86
49 -  60                                                           88                 6,059,760.00                         1.44
---------------------------                           ---------------           ------------------            -----------------
Total:                                                          5,023               419,819,943.77                       100.00
---------------------------                           ---------------           ------------------            -----------------
Min:   1
Max:   49
Weighted Average:   24
---------------------------                           ---------------           ------------------            -----------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    CONTACTS

Asset Finance Group                                  ABS/MBS CAPITAL MARKETS

                             PHONE                                    PHONE
NY:      James Fadel         761-1842      NY:  David Warren         761-1400
         Valerie Kay         761-2162           Yared Yawand-Wossen  761-1973
         Marcelo Spina       761-1852           Mike Sternberg       761-1976
                                                Judy Tan             761-2108
                                           LN:  Eden Riche           425-7702
                                                Tim Drayson          425-7046
                                                Steve White          425-7045
                                           TK:  Atsuo Akai           542-7832

DEBT SYNDICATE                                        ASSET BACKED TRADING

                            PHONE                                      PHONE
NY:      Raj Dhanda        761-1955         NY: Ryan Marshall        761-2060
LN:      Michael Dee       425-7700             Howie Hubler         761-2088
TK:      Al Lord           286-9343         LN: Rob Rooney           425-7043
HK:      Iain Hardie       848-5996             Michael Dillon       425-7360
                                                Charlotte Bray       425-7043
                                                      ASSET BACKED RESEARCH
                                                                       PHONE
                                            NY: Chip Schorin         761-1452
                                                Steve Weinreich      761-1458


                                  Please Direct
                           All Questions and Orders to
                             ABS/MBS Capital Markets

                              David Warren (x1400)
                           Yared Yawand-Wossen (x1973)

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by The Money Store, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.